EXHIBIT 21.1
Subsidiaries as of December 31, 2016

Name	State or Country of Organization
Agila Australasia Pty Ltd.	Australia
Alphapharm Pty Ltd.	Australia
BGP Products Pty. Ltd.	Australia
Meda Pharmaceuticals Pty Ltd.	Australia
Mylan Australia Holding Pty Ltd.	Australia
Mylan Australia Pty Ltd.	Australia
Arcana Arzneimittel GmbH	Austria
BGP Products GmbH	Austria
Meda Austria Holdings GmbH	Austria
Meda Pharma GmbH	Austria
Aktuapharma NV	Belgium
Docpharma BVBA	Belgium
Hospithera NV	Belgium
Matrix Laboratories BVBA	Belgium
Meda Pharma S.A.	Belgium
Mylan BVBA	Belgium
Mylan EPD SPRL	Belgium
Mylan Bermuda Ltd.	Bermuda
Mylan d.o.o.	Bosnia and Herzegovina
Meda Pharma Importação e Exportação de Produtos Farmacêuticos Ltda.	Brazil
Mylan Brasil Distribuidora de Medicamentos Ltda.	Brazil
Mylan Laboratórios Ltda.	Brazil
Mylan EOOD	Bulgaria
BGP Pharma ULC	Canada
Confab Laboratories Inc.	Canada
Meda Pharmaceuticals Ltd.	Canada
Mylan Pharmaceuticals ULC	Canada
QD Pharmaceuticals ULC	Canada
Rottapharm Chile SA	Chile
Meda Pharmaceuticals Hong Kong Ltd.	China
Medicine Meda Pharmaceutical Information Consultancy (Beijing) Co., Ltd.	China
Mylan Hrvatska d.o.o.	Croatia
Agila Specialties (Holdings) Cyprus Ltd.	Cyprus
Agila Specialties Americas Ltd.	Cyprus
Onco Laboratories Ltd.	Cyprus
BGP Products Czech Republic s.r.o.	Czech Republic
Meda Pharma s.r.o.	Czech Republic
Mylan Pharmaceuticals s.r.o.	Czech Republic
Acton Pharmaceuticals Inc.	Delaware
Alaven Pharmaceutical LLC	Delaware
ALVP Holdings LLC	Delaware
Canton Fuels Company, LLC	Delaware
Chouteau Fuels Company, LLC	Delaware

Name	State or Country of Organization
Delcor Asset Corporation	Delaware
Denco Asset, LLC	Delaware
Deogun Manufacturing, LLC	Delaware
Dey Limited Partner LLC	Delaware
Dey, Inc.	Delaware
EMD, Inc.	Delaware
Ezio Pharma, Inc.	Delaware
Franklin Pharmaceutical, LLC	Delaware
Madaus Inc.	Delaware
Marquis Industrial Company, LLC	Delaware
Meda Consumer Healthcare Inc.	Delaware
Meda Pharmaceuticals Inc.	Delaware
Mylan D.T. (U.S.) Holdings, Inc.	Delaware
Mylan D.T. DPT Partner Sub, LLC	Delaware
Mylan D.T., Inc.	Delaware
Mylan Holdings Inc.	Delaware
Mylan Institutional LLC	Delaware
Mylan Investment Holdings 4 LLC	Delaware
Mylan Investment Holdings 5 LLC	Delaware
Mylan Investment Holdings 6 LLC	Delaware
Mylan Laboratories, Inc.	Delaware
Mylan LLC	Delaware
Mylan Securitization LLC	Delaware
Mylan Special Investments LLC	Delaware
Mylan Special Investments II, LLC	Delaware
Mylan Special Investments III, LLC	Delaware
Mylan Special Investments IV, LLC	Delaware
Mylan Special Investments V, LLC	Delaware
Mylan Special Investments VI, LLC	Delaware
Mylan Specialty L.P.	Delaware
Nimes, Inc.	Delaware
Powder Street, LLC	Delaware
Prestium Pharma, Inc.	Delaware
Somerset Pharmaceuticals, Inc.	Delaware
Wallace Pharmaceuticals Inc.	Delaware
BGP Products ApS	Denmark
Meda AS (Denmark)	Denmark
Mylan ApS	Denmark
Meda Oy	Finland
Mylan Finland Oy	Finland
Mylan Oy	Finland
Oy Scanmeda AB	Finland
Laboratories Madaus S.A.S.	France
Meda Holdings S.A.S.	France
Meda Manufacturing S.A.S.	France

Name	State or Country of Organization
Meda Pharma S.A.S.	France
Mylan EMEA S.A.S.	France
Mylan Generics France Holding S.A.S.	France
Mylan Laboratories S.A.S.	France
Mylan Medical S.A.S.	France
Mylan S.A.S.	France
Qualimed S.A.S.	France
Rottapharm S.A.S.	France
Erste Madaus Beteiligungs GmbH	Germany
Galmeda GmbH	Germany
Kooperation Phytopharmaka Gbr	Germany
Korin GmbH	Germany
Korin KG	Germany
Madaus GmbH	Germany
Meda Germany Beteiligungs GmbH	Germany
Meda Germany Holding GmbH	Germany
Meda Manufacturing GmbH	Germany
Meda Pharma GmbH & Co KG	Germany
Meda Verwaltungs GmbH	Germany
MWB Pharma GmbH	Germany
Mylan dura GmbH	Germany
Mylan Healthcare GmbH	Germany
Orest GmbH	Germany
Pharmazeutische Union GmbH	Germany
PharmLog Pharma Logistik GmbH	Germany
Rottapharm I Madaus GmbH	Germany
Tropon U-Kasse GmbH	Germany
Troponwerke GmbH	Germany
Viatris GmbH	Germany
Zweite Madaus Beteiligungs GmbH	Germany
Mylan (Gibraltar) 4 Ltd.	Gibraltar
Mylan (Gibraltar) 5 Ltd.	Gibraltar
Mylan (Gibraltar) 6 Ltd.	Gibraltar
Mylan (Gibraltar) 7 Ltd.	Gibraltar
Mylan (Gibraltar) 8 Ltd.	Gibraltar
Mylan (Gibraltar) 9 Ltd.	Gibraltar
BGP Pharmaceutical Products Ltd.	Greece
Generics Pharma Hellas E.P.E.	Greece
Meda Pharmaceuticals SA	Greece
Rottapharm Hellas	Greece
Meda Pharma Hungary Kereskedelmi Kft.	Hungary
Mylan EPD Kft.	Hungary
Mylan Hungary Kft.	Hungary
Mylan Kft.	Hungary
Mylan Institutional Inc.	Illinois

Name	State or Country of Organization
Madaus Pharmaceuticals Private Ltd.	India
Mylan Laboratories India Private Ltd.	India
Mylan Laboratories Ltd.	India
Mylan Pharmaceuticals Private Ltd.	India
BGP Products Limited	Ireland
McDermott Laboratories Ltd.	Ireland
Meda Health Sales Ireland Ltd.	Ireland
Mylan IRE Healthcare Limited	Ireland
Mylan Investments Ltd.	Ireland
Mylan Ireland Holdings Ltd.	Ireland
Mylan Ireland Investment D.A.C.	Ireland
Mylan Ireland Ltd.	Ireland
Mylan Pharma Acquisition Ltd.	Ireland
Mylan Pharma Group Ltd.	Ireland
Mylan Pharma Holdings Ltd.	Ireland
Mylan Teoranta	Ireland
Rottapharm Limited	Ireland
BGP Products S.r.l. (Italy)	Italy
Dermogroup S.r.l.	Italy
Madaus S.r.l.	Italy
Meda Pharma S.p.A.	Italy
Mylan S.p.A.	Italy
Rottapharm S.p.A.	Italy
Mylan EPD G.K.	Japan
Mylan Seiyaku Ltd.	Japan
SIA "BGP Products"	Latvia
SIA Meda Pharma	Latvia
BGP Products UAB	Lithuania
BGP Products S.à.r.l.	Luxembourg
Integral SA	Luxembourg
Meda Pharma S.à r.l.	Luxembourg
Mylan Luxembourg 1 S.à r.l.	Luxembourg
Mylan Luxembourg 2 S.à r.l.	Luxembourg
Mylan Luxembourg 3 S.à r.l.	Luxembourg
Mylan Luxembourg 6 S.à r.l.	Luxembourg
Mylan Luxembourg 7 S.à r.l.	Luxembourg
Mylan Luxembourg 9 S.à r.l.	Luxembourg
Mylan Luxembourg S.à r.l.	Luxembourg
SIM S.A.	Luxembourg
Meda Healthcare Sdn. Bhd.	Malaysia
Mylan Malaysia Sdn. Bhd.	Malaysia
MP Laboratories (Mauritius) Ltd.	Mauritius
Meda Phama S de RL de CV	Mexico
Meda Pharma Servicios S de RL de CV	Mexico
Mylan Pharmaceuticals S.A.S.	Morocco

Name	State or Country of Organization
Apothecon B.V.	Netherlands
BGP Products B.V.	Netherlands
DAGRA Medica B.V.	Netherlands
Meda Pharma B.V.	Netherlands
Mylan B.V.	Netherlands
Mylan Group B.V.	Netherlands
Agila Specialties Inc.	New Jersey
BGP Products	New Zealand
Mylan New Zealand Ltd.	New Zealand
Mylan Health Management LLC	North Carolina
BGP Products AS	Norway
Meda AS	Norway
Mylan AS	Norway
Mylan Hospital AS	Norway
ZpearPoint AS	Norway
MLRE LLC	Pennsylvania
Mylan Holdings Sub Inc.	Pennsylvania
Mylan Inc.	Pennsylvania
Synerx Pharma, LLC	Pennsylvania
Agila Specialties Polska Sp. Z o.o.	Poland
BGP Products Poland Sp. Z o.o.	Poland
Meda Pharmaceuticals Sp. Z o.o.	Poland
Mylan EPD Sp. Z o.o.	Poland
Mylan Sp. Z o.o.	Poland
Rottapharm Madaus Sp. Z o.o.	Poland
BGP Products, Unipessoal, Lda	Portugal
Laboratorios Anova - Produtos Famaceuticos, Lda	Portugal
Laboratorios Delta SA	Portugal
Meda Pharma-Productos Farmaceuticos SA	Portugal
Mylan EPD Lda	Portugal
Mylan, Lda	Portugal
Neo Farmaceutica SA	Portugal
Rotta Farmaceutica Ltda	Portugal
BGP Products S.R.L. (Romania)	Romania
Meda Pharma OOO	Russian Federation
Rottapharm Madaus LLC	Russian Federation
Agila Specialties Global Pte. Ltd.	Singapore
BGP Products s.r.o.	Slovakia
Meda Pharma Spol. s.r.o.	Slovakia
Mylan s.r.o.	Slovakia
GSP Proizvodi, farmacevtska druzba, d.o.o.	Slovenia
Mylan d.o.o.	Slovenia
Meda Pharma South Africa (Pty) Limited	South Africa
Mylan (Proprietary) Ltd.	South Africa
SCP Pharmaceuticals (Pty) Ltd.	South Africa

Name	State or Country of Organization
Xixia Pharmaceuticals (Pty) Ltd.	South Africa
BGP Products Operations, S.L.U.	Spain
Meda Pharma, S.L.	Spain
Mylan Pharmaceuticals S.L.	Spain
Abbex AB	Sweden
Antula Holding AB	Sweden
BGP Products AB	Sweden
Ellem Läkemedel AB	Sweden
Ipex AB	Sweden
Ipex Medical AB	Sweden
Meda AB	Sweden
Meda OTC AB	Sweden
Mylan AB	Sweden
Mylan Sweden Holdings AB	Sweden
Recip AB	Sweden
Recip Läkemedel AB	Sweden
Safe Breath International AB	Sweden
Scandinavian Pharmaceuticals-Generics AB	Sweden
Scandpharm Marketing AB	Sweden
BGP Products GmbH (Switzerland)	Switzerland
BGP Products Operations GmbH	Switzerland
BGP Products Switzerland GmbH	Switzerland
Meda Pharma GmbH	Switzerland
Meda Pharmaceuticals Switzerland GmbH	Switzerland
Mylan GmbH	Switzerland
Mylan Holdings GmbH	Switzerland
Meda Pharmaceuticals Taiwan Ltd.	Taiwan Province of China
Mylan (Taiwan) Ltd.	Taiwan Province of China
Rottapharm Madaus LLC	Taiwan Province of China
DPT Laboratories, Ltd.	Texas
Mylan Bertek Pharmaceuticals Inc.	Texas
Rottapharm Thailand Ltd	Thailand
Meda Pharma Llaç Sanayi ve Ticaret Ltd. Sirketi	Turkey
Meda Pharmaceuticals MEA FZ-LLC	United Arab Emirates
Mylan FZ-LLC	United Arab Emirates
Agila Specialties Investments Limited	United Kingdom
Agila Specialties UK Limited	United Kingdom
Beech Mere Pharmaceuticals Ltd.	United Kingdom
BGP Products Ltd	United Kingdom
Famy Care Europe Limited	United Kingdom
Generics [U.K.] Limited	United Kingdom
Meda Pharmaceuticals Ltd.	United Kingdom
Mylan Holdings Acquisition Limited	United Kingdom
Mylan Holdings Acquisition 2 Limited	United Kingdom
Mylan Holdings Ltd.	United Kingdom

Name	State or Country of Organization
Mylan Pharma UK Limited	United Kingdom
Mylan Products Limited	United Kingdom
Viatris Pharmaceuticals Ltd.	United Kingdom
VUK Pharmaceuticals Ltd.	United Kingdom
American Triumvirate Insurance Company	Vermont
Mylan International Holdings, Inc.	Vermont
MP Air, Inc.	West Virginia
Mylan Pharmaceuticals Inc.	West Virginia
Mylan Technologies, Inc.	West Virginia
Sagent Agila LLC	Wyoming